Exhibit 99.1

Press Release

India Globalization Capital Files Amended 10-K for Fiscal Year Ended March 31, 2010 with an unqualified opinion regarding its prior deconsolidation transaction and issues market guidance concerning the status of its SEC registration statements

BETHESDA, MD--(Marketwire – February 1, 2011) - India Globalization Capital, Inc. (NYSE Amex: IGC) (the “Company”), a company competing in the rapidly growing materials and infrastructure industry in India, announced that on January 28, 2011 it filed an amended Form 10-K for the Fiscal Year Ended March 31, 2010 removing the qualification in the auditor’s report on its FYE financial statements  regarding the deconsolidation of a subsidiary and updating certain disclosures regarding evaluation of disclosure controls.  The Company is also issuing guidance concerning the status of its SEC registration statements.

On July 14, 2010 the Company filed its audited financial statements on Form 10-K for the FYE March 31, 2010 that included a qualified opinion from the Company’s auditors pending completion of their audit procedures in respect of the deconsolidation of one of the Company’s subsidiaries.  The amended Form 10-K filed on January 28, 2010 includes an unqualified opinion that explains that the auditors have since completed their audit procedures with respect to the deconsolidation transaction and have therefore issued an unqualified opinion on the financial statements for FYE March 31, 2010. Other than the change regarding the unqualified audit opinion, there are no changes to the audited financial statements filed in the amended Form 10-K.

On January 19, 2011, the Securities and Exchange Commission (the ”Commission”) notified the Company that the initial financial statements filed on July 14, 2010 did not comply with the requirements of Rule 2-02 under Regulation S-X for audited financial statements because the financial statements contained a qualified opinion. As noted above, the amended 10-K filed on January 28, 2011 contains audited financial statements with an unqualified opinion that comply with Rule 2-02.

The Commission has indicated that as the initial Form 10-K filed on July 14, 2010 was deficient as a result of the inclusion of the qualified audit opinion it was therefore deemed not to have been filed with the Commission in accordance with applicable requirements, thus making the Company delinquent in its filings with the Commission.

The Commission has informed the Company that as a result of the deemed failure to timely file a Form 10-K, it is the Staff’s view that as of July 14, 2010 the Company ceased to be eligible to use SEC Form S-3 for the registration of the Company’s securities.  As the financial statements included in the original Form 10-K were also included in a registration statement on Form S-1 (File No. 333-163867) pursuant to which the Company offered its common stock and warrants to purchase common stock in December 2010 (the “December 2010 Offering”), the Commission has also indicated that such registration statement failed to comply with the requirements of Form S-1 due to the lack of the inclusion of unqualified audited financial statements in compliance with Commission requirements.

In addition, as the Company’s registration statement on Form S-8 (File No, 333-171609) was filed at a time when the Company was deemed not to have filed a Form 10-K, the Company is deemed by the Commission to have been ineligible to use Form S-8.  The Company’s Form S-8 registers the issuance of securities under the Company’s 2008 Omnibus Incentive Plan (the “Stock Plan”).  The Company may not offer or sell securities under the Form S-8 until its eligibility to use Form S-8 is certain, accordingly, absent an effective registration statement or the availability of an exemption from registration, holders of the Company’s options may not exercise such options.  Certain of the Company’s registration statements (respectively File Nos. 333-124942, 333-160993 and 333-163867) registered shares of common stock (the “Public Warrant Shares”) issuable upon exercise of warrants issued in: (i) the Company’s initial public offering (the “IPO Warrants”), (ii) a registered direct offering closed by the Company in September 2009 (the “September 2009 Warrants”) and (iii) the warrants sold in the December 2010 Offering (the “December 2010 Warrants” and collectively with the IPO Warrants and the September 2009 Warrants, the “Public Warrants”).

The Public Warrants may not be exercised until there is either an effective registration covering the exercise of the Public Warrants or an applicable exemption from registration. The September 2009 Warrants and December 2010 Warrants may not be exercised for cash in the absence of an effective registration covering the exercise of such Warrants or to an applicable exemption from registration, however such Warrants provide that in the event that there is not a currently effective registration statement covering the Public Warrant Shares issuable upon the exercise of such Warrants, the Warrants may be exercised on a cashless exercise basis.

The Company has two registration statements on Form S-3 covering the resale of shares of common stock held by certain stockholders of the Company.  Shares may not be resold in reliance on those registration statements in the absence of an effective registration statement covering the resale of such shares or an effective exemption from registration.  Holders of such shares may be able to resell such shares under Rule 144 to the extent that the conditions of Rule 144 are met.

The Company has ceased to offer securities under the registration statements described above. The Company intends to take appropriate steps to either maintain the effectiveness of such registration statements, if permitted by the Commission, or to put into place effective registration statements covering the exercise of the warrants, the issuance of securities under the Company’s Stock Plan and, to the extent it may be contractually obligated to do so, the resale of the Company’s common stock by certain of its stockholders by filing new registration statements or, to the extent permitted, amending existing ones.  The Company may also request the Commission for relief that would permit it to resume the use of Forms S-3 and/or S-8, or request other relief.  There can be no assurance that the Commission will consider or grant any such request.

Since the Commission has informed the Company that it is the Commission’s view that as of July 14, 2010 the Company ceased to be eligible to use Form S-3 for the registration of the Company’s securities, it is possible that any sales of the Company’s securities pursuant to the Company’s registration statements on Form S-3 since July 14, 2010 may be deemed to be unregistered sales of its securities.  Since July 14, 2010, the Company has sold an aggregate of 2,189,660 shares of its common stock for an aggregate gross price of $1,640,004 pursuant to an at-the-market offering (“ATM”) of its common stock on Form S-3 (File No. 333-160993) in sales that occurred between September 7, 2010 and January 18, 2011.   In addition, the Company may be deemed to have made unregistered sales of the 2,575,830 shares of common stock and warrants to purchase an aggregate of 858,610 shares of common stock at an exercise price of $0.90 per share sold for an aggregate gross purchase price of $1,545,498 sold pursuant to such registration statement with respect to the December Offering.

If it is determined that persons who purchased the Company’s securities after July 14, 2010 purchased securities in an offering deemed to be unregistered, then such persons may be entitled to rescission rights. In addition, the sale of unregistered securities could subject the Company to enforcement actions or penalties and fines by federal or state regulatory authorities.  We are unable to predict the likelihood of any claims or actions being brought against the Company related to these events, and there is a risk that any may have a material adverse effect on us.

The Company has set forth herein certain views expressed to the Company by the Commission in the interest of providing appropriate disclosure to the market concerning the matters discussed herein.  By making the disclosures herein, the Company does not intend to imply that it concurs with the views of the Commission with respect to the matters discussed herein and reserves all of its legal rights with respect to such matters.

The Company informed the NYSE Amex (“AMEX”) of the circumstances described in this press release.   On January 28, 2011 AMEX informed the Company that it had suspended trading in the Company’s securities listed on the AMEX, namely the Company’s common stock, the IPO Warrants and units that were sold in the Company’s initial public offering, each consisting of one share of  common stock and two IPO Warrants, pending review of the issues described above.  AMEX has indicated that trading in the listed securities will resume shortly after the issuance of this press release.

About IGC:
Based in Bethesda, Maryland, India Globalization Capital (the “Company”) is a materials and construction company operating in India. We supply iron ore to China and rock aggregate to the infrastructure industry in India. For more information about the Company, please visit the company's web site at www.indiaglobalcap.com.

Forward-looking Statements:
Some of the statements contained in this press release that are not historical facts constitute forward-looking statements under the federal securities laws. Forward-looking statements can be identified by the use of the words "may," "will," "should," "could," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential," "proposed," or "continue" or the negative of those terms. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in these statements. Factors that could cause actual results to differ, relate to: (i) ability of the parties to successfully execute on contracts and business plans, (ii) ability to raise capital and the structure of such capital including the exercise of warrants, (iii) exchange rate changes between the U.S. dollar and the Indian rupee, (iv) weather conditions in India and (v) the ability of the Company to access ports on the west coast of India. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Other factors and risks that could cause or contribute to actual results differing materially from such forward looking statements have been discussed in greater detail in the Company's amended Annual Report on Form 10-K/A for the year ended March 31, 2010 filed with the Securities and Exchange Commission.

Investor Relations Contact:
Mr. Karl Schilling
301-983-0998